Exhibit 99.2

Covidien plc
Consolidated Statement of Income
Fiscal Year Ended September 28, 2012
(dollars in millions, except per share data)

	GAAP	Reclass to Discontinued Operations(1)	Adjusted for Discontinued Operations(2) (3)
Net sales	$11,852	$(2,001)	$9,851
Cost of goods sold	5,038	(1,094)	3,944
Gross profit	6,814	(907)	5,907
Selling, general and administrative expenses	3,686	(425)	3,261
Research and development expenses	623	(144)	479
Restructuring charges, net	91	(9)	82
Operating income	2,414	(329)	2,085
Interest expense	(206)	—	(206)
Interest income	16	(1)	15
Other income, net	25	—	25
Income from continuing operations before income taxes	2,249	(330)	1,919
Income tax expense	347	(65)	282
Income from continuing operations	1,902	(265)	1,637
Income from discontinued operations, net of income taxes	3	265	268
Net income	$1,905	$—	$1,905

Basic earnings per share:
Income from continuing operations	$3.96	$(0.55)	$3.40
Income from discontinued operations	0.01	0.55	0.56
Net income	3.96	—	3.96
Diluted earnings per share:
Income from continuing operations	$3.92	$(0.55)	$3.37
Income from discontinued operations	0.01	0.55	0.55
Net income	3.92	—	3.92
Weighted-average number of shares outstanding (in millions):
Basic	481	481	481
Diluted	486	486	486

(1) Represents the expected impact on our GAAP results of reclassifying our Pharmaceuticals segment to discontinued operations. We expect this business to be included in discontinued operations beginning with the third quarter of fiscal 2013.

(2)  As discussed in note 1, we expect our Pharmaceuticals segment to be included in discontinued operations beginning with the third quarter of fiscal 2013, at which time we expect these amounts to become our new GAAP results.

(3) Amortization expense of intangible assets is included in the following income statement captions in the amounts shown:
Cost of goods sold			$142
Selling, general and administrative expenses			55
			$197

Covidien plc
Non-GAAP Reconciliation
(dollars in millions, except per share data)

	Fiscal Year Ended September 28, 2012
	Sales	Gross profit	Gross margin percent	Operating income	Operating margin percent	Income from continuing operations before income taxes	Income from continuing operations (1)	Diluted earnings per share from continuing operations

GAAP	$11,852	$6,814	57.5%	$2,414	20.4%	$2,249	$1,902	$3.92
Reclass to discontinued operations (2)	(2,001)	(907)	45.3	(329)	16.4	(330)	(265)	(0.55)
Adjusted for discontinued operations (3)	9,851	5,907	60.0	2,085	21.2	1,919	1,637	3.37
Non-GAAP adjustments:
Impairments (4)	—	15		18		18	12	0.03
Restructuring and related charges, net (5)	—	5		87		87	65	0.13
Legal charges (6)	—	—		47		47	35	0.07
Transaction costs (7)	—	17		49		43	30	0.06
Loss on retirement of debt (8)	—	—		—		9	9	0.02
Impact of tax sharing agreement (9)	—	—		—		(4)	(4)	(0.01)
Tax matters (10)	—	—		—		—	(32)	(0.07)
Non-GAAP, revised for discontinued operations	9,851	5,944	60.3	2,286	23.2	2,119	1,752	3.61
Non-GAAP, as previously presented	11,852	6,859	57.9	2,668	22.5	2,502	2,068	4.26
Non-GAAP impact of discontinued operations (11)	$(2,001)	$(915)	45.7	$(382)	19.1	$(383)	$(316)	(0.65)

(1) Adjustments are tax effected at the applicable local statutory tax rates.

(2)  Represents the expected impact on our GAAP results of reclassifying our Pharmaceuticals segment to discontinued operations. We expect this business to be included in discontinued operations beginning with the third quarter of fiscal 2013.

(3)  As discussed in note 2, we expect our Pharmaceuticals segment to be included in discontinued operations beginning with the third quarter of fiscal 2013, at which time we expect these amounts to become our new GAAP results.

(4)  Represents impairment charges resulting from the write-off of inventory and capital equipment associated with the discontinuance of our Duet TRSTM Universal Straight and Articulating Single-Use Loading Units, $15 million of which is included in cost of goods sold and the remaining $3 million of which is included in selling, general and administrative expenses.

(5) Amount includes accelerated depreciation, which is included in cost of goods sold.

(6)  Relates to our indemnification obligations for certain claims pertaining to all known pending and estimated future pelvic mesh product liability cases, net of insurance recoveries, which is included in selling, general and administrative expenses.

(7)  Includes acquisition-related costs, $20 million of which relates to transaction costs that are included in selling general and administrative expenses, $17 million of which relates to the sale of acquired inventory that had been written up to fair value upon acquisition and is included in cost of goods sold and $12 million of which relates to a license agreement and is included in research and development expenses. Also includes a $6 million gain on the sale of our non-controlling interest in superDimension, which is included in other income, net.

(8) Represents the loss on the retirement of debt incurred in connection with the early redemption of certain senior notes, which is included in other income, net.

(9) Represents the non-interest portion of the impact of our tax sharing agreement with Tyco International and TE Connectivity included in other income, net.

(10) Relates primarily to the tax benefit resulting from tax planning initiatives, partially offset by settlements reached with certain non-U.S. taxing authorities.

(11) Represents the impact on our previously presented non-GAAP amounts of reclassifying our Pharmaceuticals segment to discontinued operations.

Covidien plc
Consolidated Statement of Income
Fiscal Year Ended September 30, 2011(1)
(dollars in millions, except per share data)

	GAAP	Reclass to Discontinued Operations(2)	Adjusted for Discontinued Operations(3) (4)
Net sales	$11,574	$(1,967)	$9,607
Cost of goods sold	4,996	(1,110)	3,886
Gross profit	6,578	(857)	5,721
Selling, general and administrative expenses	3,538	(374)	3,164
Research and development expenses	554	(142)	412
Restructuring charges, net	122	(8)	114
Shareholder settlement income	(11)	—	(11)
Operating income	2,375	(333)	2,042
Interest expense	(203)	—	(203)
Interest income	22	(3)	19
Other income, net	22	—	22
Income from continuing operations before income taxes	2,216	(336)	1,880
Income tax expense	333	(34)	299
Income from continuing operations	1,883	(302)	1,581
(Loss) income from discontinued operations, net of income taxes	(15)	302	287
Net income	$1,868	$—	$1,868

Basic earnings per share:
Income from continuing operations	$3.82	$(0.61)	$3.21
(Loss) income from discontinued operations	(0.03)	0.61	0.58
Net income	3.79	—	3.79
Diluted earnings per share:
Income from continuing operations	$3.79	$(0.61)	$3.18
(Loss) income from discontinued operations	(0.03)	0.61	0.58
Net income	3.76	—	3.76
Weighted-average number of shares outstanding (in millions):
Basic	493	493	493
Diluted	497	497	497

(1) Fiscal 2011 includes 53 weeks.

(2) Represents the expected impact on our GAAP results of reclassifying our Pharmaceuticals segment to discontinued operations. We expect this business to be included in discontinued operations beginning with the third quarter of fiscal 2013.

(3)  As discussed in note 1, we expect our Pharmaceuticals segment to be included in discontinued operations beginning with the third quarter of fiscal 2013, at which time we expect these amounts to become our new GAAP results.

(4) Amortization expense of intangible assets is included in the following income statement captions in the amounts shown:
Cost of goods sold			$127
Selling, general and administrative expenses			48
			$175

Covidien plc
Non-GAAP Reconciliation
(dollars in millions, except per share data)

	Fiscal Year Ended September 30, 2011 (1)
	Sales	Gross profit	Gross margin percent	Operating income	Operating margin percent	Income from continuing operations before income taxes	Income from continuing operations (2)	Diluted earnings per share from continuing operations

GAAP	$11,574	$6,578	56.8%	$2,375	20.5%	$2,216	$1,883	$3.79
Reclass to discontinued operations (3)	(1,967)	(857)	43.6	(333)	16.9	(336)	(302)	(0.61)
Adjusted for discontinued operations (4)	9,607	5,721	59.6	2,042	21.3	1,880	1,581	3.18
Non-GAAP adjustments:
Inventory charges (5)	—	32		32		32	20	0.04
Restructuring and related charges, net (6)	—	2		116		116	82	0.16
Legal charges, net (7)	—	—		46		46	29	0.06
Shareholder settlement income (8)	—	—		(11)		(11)	(11)	(0.02)
Impact of tax sharing agreement (9)	—	—		—		6	6	0.01
Tax matters (10)	—	—		—		—	(27)	(0.05)
Non-GAAP, revised for discontinued operations	9,607	5,755	59.9	2,225	23.2	2,069	1,680	3.38
Non-GAAP, as previously presented	11,574	6,614	57.1	2,568	22.2	2,415	1,974	3.97
Non-GAAP impact of discontinued operations (11)	$(1,967)	$(859)	43.7	$(343)	17.4	$(346)	$(294)	(0.59)

(1) Fiscal 2011 includes 53 weeks.

(2) Adjustments are tax effected at the applicable local statutory tax rates.

(3)  Represents the expected impact on our GAAP results of reclassifying our Pharmaceuticals segment to discontinued operations. We expect this business to be included in discontinued operations beginning with the third quarter of fiscal 2013.

(4)  As discussed in note 3, we expect our Pharmaceuticals segment to be included in discontinued operations beginning with the third quarter of fiscal 2013, at which time we expect these amounts to become our new GAAP results.

(5) Represents charges in cost of goods sold related to the sale of acquired ev3 inventory that had been written up to fair value upon acquisition.

(6) Amount includes accelerated depreciation, which is included in cost of goods sold.

(7)  Relates to our indemnification obligations for certain claims pertaining to all known pending and estimated future pelvic mesh product liability cases, net of insurance recoveries, which is included in selling, general and administrative expenses.

(8) Represents income resulting from the reversal of our portion of the remaining reserves that had been established to settle Tyco International security cases, which have all been resolved.

(9) Represents the non-interest portion of the impact of our tax sharing agreement with Tyco International and TE Connectivity included in other income, net.

(10)  Primarily relates to a settlement reached with certain non-U.S. taxing authorities and, to a lesser extent, the release of certain U.S. and non-U.S. uncertain tax positions as a result of statute expirations.

(11) Represents the impact on our previously presented non-GAAP amounts of reclassifying our Pharmaceuticals segment to discontinued operations.

Covidien plc
Consolidated Statement of Income
Fiscal Year Ended September 24, 2010
(dollars in millions, except per share data)

	GAAP	Reclass to Discontinued Operations(1)	Adjusted for Discontinued Operations(2) (3)
Net sales	$10,429	$(1,991)	$8,438
Cost of goods sold	4,624	(1,131)	3,493
Gross profit	5,805	(860)	4,945
Selling, general and administrative expenses	3,219	(394)	2,825
Research and development expenses	447	(114)	333
Restructuring charges, net	76	(10)	66
Operating income	2,063	(342)	1,721
Interest expense	(199)	—	(199)
Interest income	22	(2)	20
Other income, net	40	—	40
Income from continuing operations before income taxes	1,926	(344)	1,582
Income tax expense	363	(57)	306
Income from continuing operations	1,563	(287)	1,276
Income from discontinued operations, net of income taxes	69	287	356
Net income	$1,632	$—	$1,632

Basic earnings per share:
Income from continuing operations	$3.13	$(0.57)	$2.55
Income from discontinued operations	0.14	0.57	0.71
Net income	3.26	—	3.26
Diluted earnings per share:
Income from continuing operations	$3.10	$(0.57)	$2.53
Income from discontinued operations	0.14	0.57	0.71
Net income	3.24	—	3.24
Weighted-average number of shares outstanding (in millions):
Basic	500	500	500
Diluted	504	504	504

(1) Represents the expected impact on our GAAP results of reclassifying our Pharmaceuticals segment to discontinued operations. We expect this business to be included in discontinued operations beginning with the third quarter of fiscal 2013.

(2)  As discussed in note 1, we expect our Pharmaceuticals segment to be included in discontinued operations beginning with the third quarter of fiscal 2013, at which time we expect these amounts to become our new GAAP results.

(3) Amortization expense of intangible assets is included in the following income statement captions in the amounts shown:
Cost of goods sold			$86
Selling, general and administrative expenses			20
			$106

Covidien plc
Non-GAAP Reconciliation
(dollars in millions, except per share data)

	Fiscal Year Ended September 24, 2010
	Sales	Gross profit	Gross margin percent	Operating income	Operating margin percent	Income from continuing operations before income taxes	Income from continuing operations (1)	Diluted earnings per share from continuing operations

GAAP	$10,429	$5,805	55.7%	$2,063	19.8%	$1,926	$1,563	$3.10
Reclass to discontinued operations (2)	(1,991)	(860)	43.2	(342)	17.2	(344)	(287)	(0.57)
Adjusted for discontinued operations (3)	8,438	4,945	58.6	1,721	20.4	1,582	1,276	2.53
Non-GAAP adjustments:
Transaction costs (4)	—	33		64		77	63	0.13
Loss on divestitures, net (5)	—	—		25		25	14	0.03
Legal charge (6)	—	—		33		33	20	0.04
Restructuring charges	—	—		66		66	51	0.10
Impact of tax sharing agreement (7)	—	—		—		(21)	(21)	(0.04)
Tax matters (8)	—	—		—		—	9	0.02
Non-GAAP, revised for discontinued operations	8,438	4,978	59.0	1,909	22.6	1,762	1,412	2.80
Non-GAAP, as previously presented	10,429	5,838	56.0	2,261	21.7	2,116	1,703	3.38
Non-GAAP impact of discontinued operations (9)	$(1,991)	$(860)	43.2	$(352)	17.7	$(354)	$(291)	(0.58)

(1) Adjustments are tax effected at the applicable local statutory tax rates.

(2)  Represents the expected impact on our GAAP results of reclassifying our Pharmaceuticals segment to discontinued operations. We expect this business to be included in discontinued operations beginning with the third quarter of fiscal 2013.

(3)  As discussed in note 2, we expect our Pharmaceuticals segment to be included in discontinued operations beginning with the third quarter of fiscal 2013, at which time we expect these amounts to become our new GAAP results.

(4)  Includes acquisition-related costs, $33 million of which relates to the sale of acquired ev3 inventory that had been written up to fair value upon acquisition and is included in cost of goods sold, $31 million of which relates to transaction costs that are included in selling, general and administrative expenses and $13 million of which relates to financing fees included in interest expense.

(5) Represents the net loss on the sale of businesses included in selling, general and administrative expenses.

(6) Represents a legal charge related to an anti-trust case, which is included in selling, general and administrative expenses.

(7) Represents the non-interest portion of the impact of our tax sharing agreement with Tyco International and TE Connectivity included in other income, net.

(8)  Primarily consists of adjustments to income tax liabilities, a portion of which are not subject to the tax sharing agreement with Tyco International and TE Connectivity, partially offset by a one-time release of a non-U.S. valuation allowance due to tax planning strategies implemented in the fourth quarter of fiscal 2010.

(9) Represents the impact on our previously presented non-GAAP amounts of reclassifying our Pharmaceuticals segment to discontinued operations.

Covidien plc
Consolidated Statement of Income
Quarter Ended December 28, 2012
(dollars in millions, except per share data)

	GAAP	Reclass to Discontinued Operations(1)	Adjusted for Discontinued Operations(2) (3)
Net sales	$3,056	$(489)	$2,567
Cost of goods sold	1,300	(270)	1,030
Gross profit	1,756	(219)	1,537
Selling, general and administrative expenses	941	(119)	822
Research and development expenses	149	(38)	111
Restructuring charges, net	8	—	8
Operating income	658	(62)	596
Interest expense	(51)	—	(51)
Interest income	2	1	3
Other income	1	—	1
Income from continuing operations before income taxes	610	(61)	549
Income tax expense	117	(24)	93
Income from continuing operations	493	(37)	456
Income from discontinued operations, net of income taxes	—	37	37
Net income	$493	$—	$493

Basic earnings per share:
Income from continuing operations	$1.04	$(0.07)	$0.97
Income from discontinued operations	—	0.07	0.07
Net income	1.04	—	1.04
Diluted earnings per share:
Income from continuing operations	$1.03	$(0.07)	$0.96
Income from discontinued operations	—	0.07	0.07
Net income	1.03	—	1.03
Weighted-average number of shares outstanding (in millions):
Basic	472	472	472
Diluted	477	477	477

(1) Represents the expected impact on our GAAP results of reclassifying our Pharmaceuticals segment to discontinued operations. We expect this business to be included in discontinued operations beginning with the third quarter of fiscal 2013.

(2)  As discussed in note 1, we expect our Pharmaceuticals segment to be included in discontinued operations beginning with the third quarter of fiscal 2013, at which time we expect these amounts to become our new GAAP results.

(3) Amortization expense of intangible assets is included in the following income statement captions in the amounts shown:
Cost of goods sold			$39
Selling, general and administrative expenses			16
			$55

Covidien plc
Non-GAAP Reconciliation
(dollars in millions, except per share data)

	Quarter Ended December 28, 2012
	Sales	Gross profit	Gross margin percent	Operating income	Operating margin percent	Income from continuing operations before income taxes	Income from continuing operations (1)	Diluted earnings per share from continuing operations

GAAP	$3,056	$1,756	57.5%	$658	21.5%	$610	$493	$1.03
Reclass to discontinued operations (2)	(489)	(219)	44.8	(62)	12.7	(61)	(37)	(0.08)
Adjusted for discontinued operations (3)	2,567	1,537	59.9	596	23.2	549	456	0.96
Non-GAAP adjustments:
Restructuring charges, net	—	—		8		8	2	—
Tax matters (4)	—	—		—		—	2	0.01
Non-GAAP, revised for discontinued operations	2,567	1,537	59.9	604	23.5	557	460	0.97
Non-GAAP, as previously presented	3,056	1,757	57.5	686	22.4	638	523	1.10
Non-GAAP impact of discontinued operations (5)	$(489)	$(220)	45.0	$(82)	16.8	$(81)	$(63)	(0.13)

(1) Adjustments are tax effected at the applicable local statutory tax rates.

(2)  Represents the expected impact on our GAAP results of reclassifying our Pharmaceuticals segment to discontinued operations. We expect this business to be included in discontinued operations beginning with the third quarter of fiscal 2013.

(3)  As discussed in note 2, we expect our Pharmaceuticals segment to be included in discontinued operations beginning with the third quarter of fiscal 2013, at which time we expect these amounts to become our new GAAP results.

(4) Consists primarily of an adjustment to prior year deferred income tax assets, which are not subject to the tax sharing agreement with Tyco International and TE Connectivity.

(5) Represents the impact on our previously presented non-GAAP amounts of reclassifying our Pharmaceuticals segment to discontinued operations.

Covidien plc
Consolidated Statement of Income
Quarter Ended September 28, 2012
(dollars in millions, except per share data)

	GAAP	Reclass to Discontinued Operations(1)	Adjusted for Discontinued Operations(2) (3)
Net sales	$3,001	$(502)	$2,499
Cost of goods sold	1,333	(280)	1,053
Gross profit	1,668	(222)	1,446
Selling, general and administrative expenses	929	(110)	819
Research and development expenses	153	(37)	116
Restructuring charges, net	34	2	36
Operating income	552	(77)	475
Interest expense	(51)	—	(51)
Interest income	3	—	3
Other income	7	—	7
Income from continuing operations before income taxes	511	(77)	434
Income tax expense	47	(13)	34
Income from continuing operations	464	(64)	400
(Loss) income from discontinued operations, net of income taxes	(3)	64	61
Net income	$461	$—	$461

Basic earnings per share:
Income from continuing operations	$0.97	$(0.14)	$0.84
(Loss) income from discontinued operations	(0.01)	0.14	0.12
Net income	0.96	—	0.96
Diluted earnings per share:
Income from continuing operations	$0.96	$(0.13)	$0.83
(Loss) income from discontinued operations	(0.01)	0.13	0.12
Net income	0.95	—	0.95
Weighted-average number of shares outstanding (in millions):
Basic	477	477	477
Diluted	483	483	483

(1) Represents the expected impact on our GAAP results of reclassifying our Pharmaceuticals segment to discontinued operations. We expect this business to be included in discontinued operations beginning with the third quarter of fiscal 2013.

(2)  As discussed in note 1, we expect our Pharmaceuticals segment to be included in discontinued operations beginning with the third quarter of fiscal 2013, at which time we expect these amounts to become our new GAAP results.

(3) Amortization expense of intangible assets is included in the following income statement captions in the amounts shown:
Cost of goods sold			$39
Selling, general and administrative expenses			16
			$55

Covidien plc
Non-GAAP Reconciliation
(dollars in millions, except per share data)

	Quarter Ended September 28, 2012
	Sales	Gross profit	Gross margin percent	Operating income	Operating margin percent	Income from continuing operations before income taxes	Income from continuing operations (1)	Diluted earnings per share from continuing operations

GAAP	$3,001	$1,668	55.6%	$552	18.4%	$511	$464	$0.96
Reclass to discontinued operations (2)	(502)	(222)	44.2	(77)	15.3	(77)	(64)	(0.13)
Adjusted for discontinued operations (3)	2,499	1,446	57.9	475	19.0	434	400	0.83
Non-GAAP adjustments:
Impairments (4)	—	15		18		18	12	0.03
Restructuring charges, net	—	—		36		36	29	0.06
Transaction costs (5)	—	12		14		14	10	0.02
Tax matters (6)	—	—		—		—	(38)	(0.08)
Non-GAAP, revised for discontinued operations	2,499	1,473	58.9	543	21.7	502	413	0.86
Non-GAAP, as previously presented	3,001	1,697	56.5	635	21.2	594	491	1.02
Non-GAAP impact of discontinued operations (7)	$(502)	$(224)	44.6	$(92)	18.3	$(92)	$(78)	(0.16)

(1) Adjustments are tax effected at the applicable local statutory tax rates.

(2)  Represents the expected impact on our GAAP results of reclassifying our Pharmaceuticals segment to discontinued operations. We expect this business to be included in discontinued operations beginning with the third quarter of fiscal 2013.

(3)  As discussed in note 2, we expect our Pharmaceuticals segment to be included in discontinued operations beginning with the third quarter of fiscal 2013, at which time we expect these amounts to become our new GAAP results.

(4)  Represents impairment charges resulting from the write-off of inventory and capital equipment associated with the discontinuance of our Duet TRSTM Universal Straight and Articulating Single-Use Loading Units, $15 million of which is included in cost of goods sold and the remaining $3 million of which is included in selling, general and administrative expenses.

(5)  Represents acquisition-related costs, of which $12 million relates to the sale of acquired inventory that had been written up to fair value upon acquisition and is included in cost of goods sold and $2 million of which relates to transaction costs that are included in selling, general and administrative expenses.

(6) Represents the tax benefit resulting from tax planning initiatives that were implemented during the fourth quarter of fiscal 2012.

(7) Represents the impact on our previously presented non-GAAP amounts of reclassifying our Pharmaceuticals segment to discontinued operations.

Covidien plc
Consolidated Statement of Income
Quarter Ended June 29, 2012
(dollars in millions, except per share data)

	GAAP	Reclass to Discontinued Operations(1)	Adjusted for Discontinued Operations(2) (3)
Net sales	$3,007	$(501)	$2,506
Cost of goods sold	1,268	(273)	995
Gross profit	1,739	(228)	1,511
Selling, general and administrative expenses	936	(109)	827
Research and development expenses	159	(34)	125
Restructuring charges, net	27	(6)	21
Operating income	617	(79)	538
Interest expense	(53)	—	(53)
Interest income	1	2	3
Other income, net	12	1	13
Income from continuing operations before income taxes	577	(76)	501
Income tax expense	124	(18)	106
Income from continuing operations	453	(58)	395
Income from discontinued operations, net of income taxes	—	58	58
Net income	$453	$—	$453

Basic earnings per share:
Income from continuing operations	$0.94	$(0.12)	$0.82
Income from discontinued operations	—	0.12	0.12
Net income	0.94	—	0.94
Diluted earnings per share:
Income from continuing operations	$0.93	$(0.12)	$0.81
Income from discontinued operations	—	0.12	0.12
Net income	0.93	—	0.93
Weighted-average number of shares outstanding (in millions):
Basic	481	481	481
Diluted	486	486	486

(1) Represents the expected impact on our GAAP results of reclassifying our Pharmaceuticals segment to discontinued operations. We expect this business to be included in discontinued operations beginning with the third quarter of fiscal 2013.

(2)  As discussed in note 1, we expect our Pharmaceuticals segment to be included in discontinued operations beginning with the third quarter of fiscal 2013, at which time we expect these amounts to become our new GAAP results.

(3) Amortization expense of intangible assets is included in the following income statement captions in the amounts shown:
Cost of goods sold			$36
Selling, general and administrative expenses			14
			$50

Covidien plc
Non-GAAP Reconciliation
(dollars in millions, except per share data)

	Quarter Ended June 29, 2012
	Sales	Gross profit	Gross margin percent	Operating income	Operating margin percent	Income from continuing operations before income taxes	Income from continuing operations (1)	Diluted earnings per share from continuing operations

GAAP	$3,007	$1,739	57.8%	$617	20.5%	$577	$453	$0.93
Reclass to discontinued operations (2)	(501)	(228)	45.5	(79)	15.8	(76)	(58)	(0.12)
Adjusted for discontinued operations (3)	2,506	1,511	60.3	538	21.5	501	395	0.81
Non-GAAP adjustments:
Restructuring and related charges, net (4)	—	2		23		23	16	0.03
Transaction costs (5)	—	3		19		13	9	0.02
Loss on retirement of debt (6)	—	—		—		9	9	0.02
Impact of tax sharing agreement (7)	—	—		—		(8)	(8)	(0.02)
Tax matters (8)	—	—		—		—	22	0.05
Non-GAAP, revised for discontinued operations	2,506	1,516	60.5	580	23.1	538	443	0.91
Non-GAAP, as previously presented	3,007	1,744	58.0	676	22.5	631	520	1.07
Non-GAAP impact of discontinued operations (9)	$(501)	$(228)	45.5	$(96)	19.2	$(93)	$(77)	(0.16)

(1) Adjustments are tax effected at the applicable local statutory tax rates.

(2)  Represents the expected impact on our GAAP results of reclassifying our Pharmaceuticals segment to discontinued operations. We expect this business to be included in discontinued operations beginning with the third quarter of fiscal 2013.

(3)  As discussed in note 2, we expect our Pharmaceuticals segment to be included in discontinued operations beginning with the third quarter of fiscal 2013, at which time we expect these amounts to become our new GAAP results.

(4) Amount includes accelerated depreciation, which is included in cost of goods sold.

(5)  Includes $16 million of transaction costs associated with acquisitions that are included in selling, general and administrative expenses and $3 million of charges in cost of goods sold related to the sale of acquired inventory that had been written up to fair value upon acquisition. Also includes a $6 million gain on the sale of our non-controlling interest in superDimension, which is included in other income, net.

(6) Represents the loss on the retirement of debt incurred in connection with the early redemption of certain senior notes, which is included in other income, net.

(7) Represents the non-interest portion of the impact of our tax sharing agreement with Tyco International and TE Connectivity included in other income, net.

(8) Relates primarily to settlements reached with certain non-U.S. taxing authorities.

(9) Represents the impact on our previously presented non-GAAP amounts of reclassifying our Pharmaceuticals segment to discontinued operations.

Covidien plc
Consolidated Statement of Income
Quarter Ended March 30, 2012
(dollars in millions, except per share data)

	GAAP	Reclass to Discontinued Operations(1)	Adjusted for Discontinued Operations(2) (3)
Net sales	$2,946	$(508)	$2,438
Cost of goods sold	1,240	(270)	970
Gross profit	1,706	(238)	1,468
Selling, general and administrative expenses	914	(107)	807
Research and development expenses	167	(36)	131
Restructuring charges, net	16	(1)	15
Operating income	609	(94)	515
Interest expense	(51)	—	(51)
Interest income	6	(2)	4
Other income, net	4	—	4
Income from continuing operations before income taxes	568	(96)	472
Income tax expense	77	(19)	58
Income from continuing operations	491	(77)	414
Income from discontinued operations, net of income taxes	6	77	83
Net income	$497	$—	$497

Basic earnings per share:
Income from continuing operations	$1.02	$(0.16)	$0.86
Income from discontinued operations	0.01	0.16	0.17
Net income	1.03	—	1.03
Diluted earnings per share:
Income from continuing operations	$1.01	$(0.16)	$0.85
Income from discontinued operations	0.01	0.16	0.17
Net income	1.02	—	1.02
Weighted-average number of shares outstanding (in millions):
Basic	483	483	483
Diluted	487	487	487

(1) Represents the expected impact on our GAAP results of reclassifying our Pharmaceuticals segment to discontinued operations. We expect this business to be included in discontinued operations beginning with the third quarter of fiscal 2013.

(2)  As discussed in note 1, we expect our Pharmaceuticals segment to be included in discontinued operations beginning with the third quarter of fiscal 2013, at which time we expect these amounts to become our new GAAP results.

(3) Amortization expense of intangible assets is included in the following income statement captions in the amounts shown:
Cost of goods sold			$35
Selling, general and administrative expenses			13
			$48

Covidien plc
Non-GAAP Reconciliation
(dollars in millions, except per share data)

	Quarter Ended March 30, 2012
	Sales	Gross profit	Gross margin percent	Operating income	Operating margin percent	Income from continuing operations before income taxes	Income from continuing operations (1)	Diluted earnings per share from continuing operations

GAAP	$2,946	$1,706	57.9%	$609	20.7%	$568	$491	$1.01
Reclass to discontinued operations (2)	(508)	(238)	46.9	(94)	18.5	(96)	(77)	(0.16)
Adjusted for discontinued operations (3)	2,438	1,468	60.2	515	21.1	472	414	0.85
Non-GAAP adjustments:
Restructuring and related charges, net (4)	—	1		16		16	10	0.02
Transaction costs (5)	—	2		16		16	11	0.02
Impact of tax sharing agreement (6)	—	—		—		4	4	0.01
Tax matters (7)	—	—		—		—	(16)	(0.03)
Non-GAAP, revised for discontinued operations	2,438	1,471	60.3	547	22.4	508	423	0.87
Non-GAAP, as previously presented	2,946	1,713	58.1	652	22.1	615	510	1.05
Non-GAAP impact of discontinued operations (8)	$(508)	$(242)	47.6	$(105)	20.7	$(107)	$(87)	(0.18)

(1) Adjustments are tax effected at the applicable local statutory tax rates.

(2)  Represents the expected impact on our GAAP results of reclassifying our Pharmaceuticals segment to discontinued operations. We expect this business to be included in discontinued operations beginning with the third quarter of fiscal 2013.

(3)  As discussed in note 2, we expect our Pharmaceuticals segment to be included in discontinued operations beginning with the third quarter of fiscal 2013, at which time we expect these amounts to become our new GAAP results.

(4) Amount includes accelerated depreciation, which is included in cost of goods sold.

(5)  Includes acquisition-related costs, $12 million of which relates to a license agreement and is included in research and development expenses, $2 million of which relates to the sale of acquired inventory that had been written up to fair value upon acquisition and is included in cost of goods sold and $2 million of which relates to transaction costs that are included in selling general and administrative expenses.

(6) Represents the non-interest portion of the impact of our tax sharing agreement with Tyco International and TE Connectivity included in other income, net.

(7) Represents the release of a valuation allowance as a result of tax planning.

(8) Represents the impact on our previously presented non-GAAP amounts of reclassifying our Pharmaceuticals segment to discontinued operations.

Covidien plc
Consolidated Statement of Income
Quarter Ended December 30, 2011
(dollars in millions, except per share data)

	GAAP	Reclass to Discontinued Operations(1)	Adjusted for Discontinued Operations(2) (3)
Net sales	$2,898	$(490)	$2,408
Cost of goods sold	1,197	(271)	926
Gross profit	1,701	(219)	1,482
Selling, general and administrative expenses	907	(99)	808
Research and development expenses	144	(37)	107
Restructuring charges, net	14	(4)	10
Operating income	636	(79)	557
Interest expense	(51)	—	(51)
Interest income	6	(1)	5
Other income	2	(1)	1
Income from continuing operations before income taxes	593	(81)	512
Income tax expense	99	(15)	84
Income from continuing operations	494	(66)	428
Income from discontinued operations, net of income taxes	—	66	66
Net income	$494	$—	$494

Basic earnings per share:
Income from continuing operations	$1.02	$(0.13)	$0.89
Income from discontinued operations	—	0.13	0.13
Net income	1.02	—	1.02
Diluted earnings per share:
Income from continuing operations	$1.02	$(0.13)	$0.89
Income from discontinued operations	—	0.13	0.13
Net income	1.02	—	1.02
Weighted-average number of shares outstanding (in millions):
Basic	483	483	483
Diluted	486	486	486

(1) Represents the expected impact on our GAAP results of reclassifying our Pharmaceuticals segment to discontinued operations. We expect this business to be included in discontinued operations beginning with the third quarter of fiscal 2013.

(2)  As discussed in note 1, we expect our Pharmaceuticals segment to be included in discontinued operations beginning with the third quarter of fiscal 2013, at which time we expect these amounts to become our new GAAP results.

(3) Amortization expense of intangible assets is included in the following income statement captions in the amounts shown:
Cost of goods sold			$32
Selling, general and administrative expenses			12
			$44

Covidien plc
Non-GAAP Reconciliation
(dollars in millions, except per share data)

	Quarter Ended December 30, 2011
	Sales	Gross profit	Gross margin percent	Operating income	Operating margin percent	Income from continuing operations before income taxes	Income from continuing operations (1)	Diluted earnings per share from continuing operations

GAAP	$2,898	$1,701	58.7%	$636	21.9%	$593	$494	$1.02
Reclass to discontinued operations (2)	(490)	(219)	44.7	(79)	16.1	(81)	(66)	(0.13)
Adjusted for discontinued operations (3)	2,408	1,482	61.5	557	23.1	512	428	0.89
Non-GAAP adjustments:
Restructuring and related charges, net (4)	—	2		12		12	10	0.02
Legal charges (5)	—	—		47		47	35	0.07
Non-GAAP, revised for discontinued operations	2,408	1,484	61.6	616	25.6	571	473	0.97
Non-GAAP, as previously presented	2,898	1,705	58.8	705	24.3	662	547	1.13
Non-GAAP impact of discontinued operations (6)	$(490)	$(221)	45.1	$(89)	18.2	$(91)	$(74)	(0.15)

(1) Adjustments are tax effected at the applicable local statutory tax rates.

(2)  Represents the expected impact on our GAAP results of reclassifying our Pharmaceuticals segment to discontinued operations. We expect this business to be included in discontinued operations beginning with the third quarter of fiscal 2013.

(3)  As discussed in note 2, we expect our Pharmaceuticals segment to be included in discontinued operations beginning with the third quarter of fiscal 2013, at which time we expect these amounts to become our new GAAP results.

(4) Amount includes accelerated depreciation, which is included in cost of goods sold.

(5)  Relates to our indemnification obligations for certain claims pertaining to all known pending and estimated future pelvic mesh product liability cases, which is included in selling, general and administrative expenses.

(6) Represents the impact on our previously presented non-GAAP amounts of reclassifying our Pharmaceuticals segment to discontinued operations.